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                         MFS UNION STANDARD EQUITY FUND

    Supplement to the August 1, 1997 Prospectus and Statement of Additional
                                  Information


         The following information should be read in conjunction with the Fund's Prospectus and Statement of Additional Information ("SAI"), dated August 1, 1997, and contains a description of Class I shares.

         Class I shares are available for purchase only by certain investors as described under the caption "Eligible Purchasers" below.

EXPENSE SUMMARY

Shareholder Transaction Expenses:                                       Class I
  Maximum Initial Sales Charge Imposed on Purchases of Fund
   Shares (as a percentage of offering price)                            None
  Maximum Contingent Deferred Sales Charge (as a percentage
   of original purchase price or redemption proceeds, as applicable)     None

Annual Operating Expenses of the Fund (as a percentage of average net assets):
  Management Fees                                                        0.65%
  Rule 12b-1 Fees                                                        None
  Other Expenses (after expense limitation)(1)(2)                        0.20%
  Total Operating Expenses (after expense limitation)(2)                 0.85%
                                                                         =====

 (1) The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other Expenses."
(2) The Adviser has agreed to bear the Fund's expenses attributable to Class I shares, subject to reimbursement by the Fund, such that "Other
     Expenses" do not exceed 0.20% per annum of the average daily net assets during the current fiscal year. Otherwise, "Other Expenses" and "Total
     Operating Expenses" on Class I shares would be 0.43% and 1.08%, respectively.


                              Example of Expenses

     An investor would pay the following dollar amounts of expenses on a $1,000 investment in Class I shares of the Fund, assuming (a) a 5% annual return and (b) redemption at the end of each of the time periods indicated:

                         Period                   Class I

                          1 year..............      $ 9
                          3 years.............       27
                          5 years.............       47
                          10 years............      105

     The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. A more complete description of the Fund's management fee is set forth under the caption "Management of the Fund" in the Prospectus.

The "Example" set forth above should not be considered a representation of past or future expenses of the Fund; actual expenses may be greater or less than those shown.
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ELIGIBLE PURCHASERS

Class I shares are available for purchase only by the following purchasers ("Eligible Purchasers"):

(i) certain retirement plans established for the benefit of employees of Massachusetts Financial Services Company ("MFS"), the Fund's investment adviser, and employees of MFS' affiliates;

(ii) any fund distributed by MFS Fund Distributors, Inc. ("MFD"), the Fund's distributor, if the fund seeks to achieve its investment objective by investing primarily in shares of the Fund and other funds distributed by MFD;

(iii)any retirement plan, endowment or foundation which: (a) purchases shares directly through MFD (rather than through a third party broker or dealer or other financial intermediary); and (b) invests at least $3 million in Class I shares of the Fund either alone or in combination with investments in Class I shares of other MFS funds distributed by MFD (additional investments may be made in any amount); provided that MFD may accept purchases in smaller amounts if it believes, in its sole discretion, that such entity will make additional investments which will cause its total investment to equal or exceed $3 million, within a reasonable period of time; and

(iv) bank trust departments which initially invest, on behalf of their trust clients, at least $100,000 in Class I shares of the Fund (additional investments may be made in any amount); provided that MFD may accept smaller initial purchases if it believes, in its sole discretion, that the bank trust department will make additional investments, on behalf of its trust clients, which will cause its total investment to equal or exceed $100,000 within a reasonable period of time.

In no event will the Fund, MFS, MFD or any of their affiliates pay any sales commissions or compensation to any third party in connection with the sale of Class I shares; the payment of any such sales commission or compensation would, under the Fund's policies, disqualify the purchaser as an eligible investor of Class I shares.

SHARE CLASSES OFFERED BY THE FUND

     Four  classes of shares of the Fund  currently  are  offered  for sale:
Class A shares, Class B shares, Class C shares and Class I shares. Class I shares are available for purchase only by Eligible Purchasers, as defined above, and are described in this Supplement. Class A shares, Class B shares and Class C shares are described in the Fund's Prospectus and are available for purchase by the general public.

     Class A shares are offered at net asset value plus an initial sales charge up to a maximum of 5.75% of the offering price (or a contingent deferred sales charge (a "CDSC") of 1.00% upon redemption during the first year in the case of purchases of $1 million or more and certain purchases by retirement plans), and are subject to an annual distribution fee and service fee up to a maximum of 0.35% per annum. Class B shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption (declining from 4.00% during the first year to 0% after six years) and an annual distribution fee and service fee up to a maximum of 1.00% per annum; Class B shares convert to Class A shares approximately eight years after purchase. Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption of 1.00% during the first year and an annual distribution fee and service fee up to a maximum of 1.00% per annum. Class I shares are offered at net asset value without an initial sales charge or CDSC and are not subject to a distribution or service fee. Class A, Class C and Class I shares do not convert to any other class of shares of the Fund.

OTHER INFORMATION

     Eligible Purchasers may only purchase Class I shares directly through MFD. Class I shares do not have exchange privileges with any other MFS Fund. Eligible Purchasers may redeem Class I shares of the Fund at net asset value. Distributions paid by the Fund with respect to Class I shares generally will be greater than those paid with respect to Class A shares, Class B shares and Class C shares because expenses attributable to Class A shares, Class B shares and Class C shares generally will be higher.

                 The date of this Supplement is August 1, 1997